UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 6, 2012

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 6, 2012 discussing our first quarter fiscal 2013 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 6, 2012 discussing our first quarter fiscal 2013 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on September 6, 2012 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our belief that we have the key components in place to deliver on opportunities for future profitable growth, including a strong portfolio of products that consumers desire, an operations team and suppliers that can deliver excellent performance, and an organization that has an ongoing commitment to lowering our costs and increasing our efficiency; our current outlook for our business; increasing our full year fiscal 2013 guidance; our expectation for our gross margins for the rest of the year; our expectation to see future increases in our selling and marketing expense as we focus on increasing market share; our expectations regarding capital expenditure spending in this fiscal year, including for capacity expansion investments as well as significant investments in the maintenance and health of our infrastructure and systems, particularly in operations and IT; our expectation that we will further intensify our efforts on capacity expansion and our outlook for capital expenditure spending in fiscal 2013; our plan to continue to look for more opportunities to purchase our bonds; our expectation that our working capital needs will increase as we continue to grow; our belief that our efforts to satisfy the requirements of our professional and international users translates to higher product performance for consumers as well; our expectations beyond fiscal 2013, including remaining focused on our core firearm business and our belief that multiple opportunities exist for increasing revenue and reducing cost as well as implementing efficiency enhancements across our business; our success in achieving our goal of taking market share by stepping-up our presence and visibility with the U.S. consumer through a number of incremental advertising and marketing activities that will occur in the balance of the fiscal year; our ability to replenish buffer inventories of finished parts for our most popular products; our intent to remain focused on executing against clearly defined strategic initiatives that we believe will further enhance the performance of our firearms business; our belief regarding our ability to deliver particular levels of gross margins and operating income; our outlook for sales and earnings per diluted share for the second quarter of fiscal 2013 and for full year fiscal 2013 and for quarter-over-quarter and year-over-year revenue growth, including our belief that revenue in the second quarter of fiscal 2013 will nearly equal the first quarter of fiscal 2013; our expectations regarding our capacity in the second and third quarters of fiscal 2013; our outlook for our tax rate and share count; our expectation that we will be attending the CL King Best Ideas Conference in New York in September 2012 and will hold our annual shareholder meeting in Phoenix in October 2012; our outlook regarding our capacity, including our use of our hybrid model to achieve capacity increases and the factors enabling us to increase capacity; our outlook for gross margins; our success in achieving our goal of becoming the top polymer pistol provider; our expectation regarding run rate, including that it will be higher than in prior quarters; our plan to be fairly aggressive to gain market share; our expectations regarding firearm demand; our belief our pipeline of new products is very robust; our expectations regarding using cash going forward; our strategy to launch new products strategically; and our expectations regarding pricing actions. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions, and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; the effects of the divestiture of our security solutions business on our core firearm business; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2012.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

In this Report on Form 8-K, a non-GAAP financial measure known as “Adjusted EBITDAS” is presented. From time-to-time, we consider and use Adjusted EBITDAS as a supplemental measure of operating performance in order to provide the reader with an improved understanding of underlying performance trends. Adjusted EBITDAS excludes the effects of interest expense, income taxes, depreciation of tangible fixed assets, amortization of intangible assets, stock-based employee compensation expense, loss on the sale of discontinued operations, DOJ and SEC investigation costs, and certain other transactions. See the reconciliations of GAAP Net Income below for detailed explanations of the amounts excluded from and included in net income to arrive at Adjusted EBITDAS for the three, six, and 12-month periods ended July 31, 2012 and July 31, 2011. Adjusted or non-GAAP financial measures provide investors and us with supplemental measures of operating performance and trends that facilitate comparisons between periods before, during, and after certain items that would not otherwise be apparent on a GAAP basis. Adjusted financial measures are not, and should not be viewed as, a substitute for GAAP results. Our definition of these adjusted financial measures may differ from similarly named measures used by others.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS (Unaudited)

	For the Three Months Ended July 31, 2012:				For the Three Months Ended July 31, 2011:
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Net sales	$135,995	$—		$135,995	$91,730	$—		$91,730
Cost of sales	84,702	(3,369	)(1)	81,333	65,213	(3,971	)(9)	61,242

Gross profit	51,293	3,369		54,662	26,517	3,971		30,488

Operating expenses:
Research and development	1,143	(28	)(1)	1,115	1,338	(59	)(9)	1,279
Selling and marketing	6,828	(62	)(1)	6,766	8,125	(84	)(9)	8,041
General and administrative	12,026	(1,339	)(2)	10,687	11,520	(2,477	)(3)	9,043

Total operating expenses	19,997	(1,429)		18,568	20,983	(2,620)		18,363

Operating income from continuing operations	31,296	4,798		36,094	5,534	6,591		12,125

Other income/(expense):
Other income/(expense), net	—	—		—	34	—		34
Interest income	368	(317	)(6)	51	403	(320	)(6)	83
Interest expense	(1,987)	1,987	(4)	—	(1,941)	1,941	(4)	—

Total other income/(expense), net	(1,619)	1,670		51	(1,504)	1,621		117

Income from continuing operations before income taxes	29,677	6,468		36,145	4,030	8,212		12,242
Income tax expense	10,807	(10,807	)(5)	—	1,753	(1,753	)(5)	—

Income from continuing operations	18,870	17,275		36,145	2,277	9,965		12,242
Discontinued operations:
Loss from operations of discontinued security solutions division	(1,682)	1,161	(7)	(521)	(2,702)	723	(8)	(1,979)
Income tax benefit	(599)	599	(5)	—	(1,216)	1,216	(5)	—

Loss on discontinued operations	(1,083)	562		(521)	(1,486)	(493)		(1,979)

Net income/comprehensive income	$17,787	$17,837		$35,624	$791	$9,472		$10,263

(1)	To exclude depreciation and amortization.
(2)	To exclude depreciation, amortization, stock-based compensation expense, and DOJ/SEC costs and related profit sharing impacts of DOJ/SEC.
(3)	To exclude depreciation, amortization, stock-based compensation expense, plant consolidation costs, and DOJ/SEC costs and related profit sharing impacts of DOJ/SEC.
(4)	To exclude interest expense.
(5)	To exclude income tax expense.
(6)	To exclude intercompany interest income.
(7)	To exclude loss on sale of discontinued operations, interest expense, and stock-based compensation expense.
(8)	To exclude depreciation, amortization, interest expense, and stock-based compensation expense.
(9)	To exclude depreciation, amortization, and plant consolidation costs.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDAS (Unaudited)

	Trailing Six Months Ended, July 31, 2012				Trailing Twelve Months Ended, July 31, 2012
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Net sales	$265,838	—		$265,838	$456,262	—		$456,262
Cost of sales	167,682	$(7,104	)(1)	160,578	303,496	$(13,952	)(1)	289,544

Gross profit	98,156	7,104		105,260	152,766	13,952		166,718

Operating expenses:
Research and development	2,116	(41	)(1)	2,075	4,349	(126	)(1)	4,223
Selling and marketing	13,323	(118	)(1)	13,205	30,021	(255	)(1)	29,766
General and administrative	25,755	(3,007	)(3)	22,748	47,716	(7,108	)(2)	40,608

Total operating expenses	41,194	(3,166)		38,028	82,086	(7,489)		74,597

Operating income from continuing operations	56,962	10,270		67,232	70,680	21,441		92,121

Other income/(expense):
Other income/(expense), net	16	—		16	44	—		44
Interest income	677	(617	)(6)	60	1,470	(1,340	)(6)	130
Interest expense	(3,426)	3,426	(4)	—	(7,532)	7,531	(4)	(1)

Total other income/(expense), net	(2,733)	2,809		76	(6,018)	6,191		173

Income from continuing operations before income taxes	54,229	13,079		67,308	64,662	27,632		92,294
Income tax expense	17,542	(17,542	)(5)	—	21,634	(21,634	)(5)	—

Income from continuing operations	36,687	30,621		67,308	43,028	49,266		92,294
Discontinued operations:
Income/(loss) from operations of discontinued security solutions division	(9,321)	7,221	(7)	(2,100)	(14,925)	8,759	(7)	(6,166)
Income tax benefit	(2,889)	2,889	(5)	—	(4,999)	4,999	(5)	—

Income/(loss) on discontinued operations	(6,432)	4,332		(2,100)	(9,926)	3,760		(6,166)

Net income/comprehensive income	$30,255	$34,953		$65,208	$33,102	$53,026		$86,128

(1)	To eliminate depreciation, amortization, and plant consolidation costs.
(2)	To eliminate depreciation, amortization, stock-based compensation expense, plant consolidation costs, severance benefits for our former President and CEO, and DOJ/SEC costs and related profit sharing impacts of DOJ/SEC.
(3)	To eliminate depreciation, amortization, stock-based compensation expense, plant consolidation costs, and DOJ/SEC costs and related profit sharing impacts of DOJ/SEC.
(4)	To eliminate interest expense.
(5)	To eliminate income tax expense.
(6)	To eliminate intercompany interest income.
(7)	To eliminate depreciation, amortization, interest expense, loss on sale of discontinued operations, and stock-based compensation expense.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME FOR TRAILING SIX AND TWELVE MONTHS (Unaudited)

	For the Three Months Ended,				Trailing Six Months Ended, July 31, 2012	Trailing Twelve Months Ended, July 31, 2012
	October 31, 2011	January 31, 2012	April 30, 2012	July 31, 2012	GAAP	GAAP
Net sales	$92,299	$98,125	$129,843	$135,995	$265,838	$456,262
Cost of sales	67,693	68,121	82,980	84,702	167,682	303,496

Gross profit	24,606	30,004	46,863	51,293	98,156	152,766

Operating expenses:
Research and development	1,241	992	973	1,143	2,116	4,349
Selling and marketing	8,636	8,062	6,495	6,828	13,323	30,021
General and administrative	11,295	10,666	13,729	12,026	25,755	47,716

Total operating expenses	21,172	19,720	21,197	19,997	41,194	82,086

Operating income from continuing operations	3,434	10,284	25,666	31,296	56,962	70,680

Other income/(expense):
Other income/(expense), net	20	8	16	—	16	44
Interest income	399	394	309	368	677	1,470
Interest expense	(2,477)	(1,629)	(1,439)	(1,987)	(3,426)	(7,532)

Total other income/(expense), net	(2,058)	(1,227)	(1,114)	(1,619)	(2,733)	(6,018)

Income from continuing operations before income taxes	1,376	9,057	24,552	29,677	54,229	64,662
Income tax expense	428	3,664	6,735	10,807	17,542	21,634

Income from continuing operations	948	5,393	17,817	18,870	36,687	43,028
Discontinued operations:
Income/(loss) from operations of discontinued security solutions division	(4,004)	(1,600)	(7,639)	(1,682)	(9,321)	(14,925)
Income tax benefit	(1,465)	(645)	(2,290)	(599)	(2,889)	(4,999)

Income/(loss) on discontinued operations	(2,539)	(955)	(5,349)	(1,083)	(6,432)	(9,926)

Net income/(loss)/comprehensive income/(loss)	$(1,591)	$4,438	$12,468	$17,787	$30,255	$33,102

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on September 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: September 6, 2012	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on September 6, 2012.